SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2010 (December 22, 2010)

MBIA INC.

(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 King Street, Armonk, New York		10504
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

914-273-4545

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	REGULATION FD DISCLOSURE.

On December 23, 2010, MBIA Inc. (“MBIA” or the “Company”) announced that on December 22, 2010, Justice Eileen Bransten of the Supreme Court of the State of New York, New York County, presiding judge in the litigation captioned MBIA Insurance Corp. v. Countrywide Home Loans, Inc., et al., Index No. 602825/08, issued a decision granting MBIA Insurance Corporation’s (“MBIA Corp.”) motion in limine permitting it to present evidence of its contract, fraud, and damage claims in the subject litigation through presentation of a statistically valid random sample of loans rather than on a loan-by-loan basis. The decision is posted on the Company’s website www.mbia.com, under the section “Legal Proceedings.”

As a courtesy, the Company posts on its website under the section “Legal Proceedings,” selected information and documents in reference to selected legal proceedings in which the Company is the plaintiff or the defendant. The Company will not necessarily post all documents for each proceeding and undertakes no obligation to revise or update them to reflect changes in events or expectations. The complete official court docket can be publicly accessed by contacting the clerk’s office of the respective court where each litigation is pending.

The information in Item 7.01 of this Current Report is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 8.01.	OTHER EVENTS.

The following information is being filed pursuant to Item 8.01—Other Events of Form 8-K.

On December 23, 2010, MBIA announced that while the Court in the Article 78 proceeding captioned ABN AMRO Bank N.V. et al. v. Eric Dinallo, Index No. 60184610/09 had previously set January 19, 2011 as a tentative date for a possible trial, as a result of recent developments, including continuing discovery related issues in the case, a trial on that date is no longer plausible. Should the Court conclude that a trial in this matter is necessary, the trial would likely not occur until the second quarter of 2011, and that timeframe could be subject to further delays.

On December 23, 2010, MBIA also announced that on December 22, 2010, Standard & Poor’s Rating Services (“S&P”) lowered its ratings on MBIA Inc. to “B-” from “BB-”, MBIA Corp. to “B” from “BB+” and National Public Finance Guarantee Corp. (“National”) to “BBB” from “A”. S&P’s outlook on each of MBIA Inc. and MBIA Corp. remains negative, and S&P’s outlook on National remains developing.

S&P lowered MBIA Corp.’s ratings because, among other reasons, S&P’s “stress-case loss projections for the company’s collateralized debt obligations (CDOs) of asset-backed securities and its commercial real estate related exposures are now significantly higher than previously projected and significantly exceed the company’s capital resources.” S&P also noted that “these loss expectations do not require immediate cash outflows, and the company has adequate liquidity for the next few years.”

S&P lowered National’s ratings because of the uncertainty regarding the outcome of the ongoing litigation surrounding the formation of National described in the Company’s most recent Quarterly Report on Form 10-Q under the heading “Part II—Other Information––Item 1. Legal Proceedings—Transformation Litigation.” S&P also noted that it “could raise [National’s] rating within a relatively short period to ‘A+’, consistent with the current stand-alone credit profile for National, if there is a favorable resolution to the current litigation, which in turn could facilitate National’s capital-raising efforts and lead to a greater acceptance of the separation of National from other non-public finance entities within MBIA. The stand-alone assessment incorporates our view that National’s capital adequacy currently meets our ‘AA’ standard and our expectations that National could be successful in its efforts to re-establish its presence in the municipal market.”

The downgrade of MBIA Inc. “reflects the downgrades to key operating subsidiaries MBIA Insurance and National.” S&P noted that “MBIA Inc.’s liquidity is currently strong,” and that “[c]ash on hand and cash inflows expected in the next few years adequately cover the holding company’s debt-service and operating-expense obligations.”

S&P noted that lists of the ratings that have changed as a result of these actions will be posted in the coming days on its public website at www.standardandpoors.com and can be accessed by clicking on Ratings on the top navigation bar and then selecting Bond under the Insurance section, and that ratings information is also available on RatingsDirect on the Global Credit Portal (www.ratingsdirect.com). S&P stated that its analysis of the impact of these ratings actions is ongoing and that it will post any additional rating changes at the same locations.

Forward-Looking Statements

This report includes statements that are not historical or current facts and are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “believe,” “anticipate,” “project,” “plan,” “expect,” “intend,” “will likely result,” “looking forward” or “will continue,” and similar expressions identify forward-looking statements. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected, including, among other risks, the possibility that the Company will not realize insurance loss recoveries expected in disputes with sellers/servicers of RMBS transactions, the possibility that the Company will experience severe losses or liquidity needs due to increased deterioration in its insurance portfolios; the possibility that loss reserve estimates are not adequate to cover potential claims; the Company’s ability to fully implement its Strategic Plan as outlined in the Company’s most recent Annual Report on Form 10-K; the Company’s ability to favorably resolve regulatory proceedings and litigation claims against the Company and legal actions initiated by the Company in connection with potential insurance loss recoveries; an inability to achieve high, stable credit ratings; and changes in general economic and competitive conditions. These and other factors that could affect financial performance or could cause actual results to differ materially from estimates contained in or underlying the Company’s forward-looking statements are discussed under the “Risk Factors” section in MBIA Inc.’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, which may be updated or amended in the Company’s subsequent filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only to their respective dates. The Company undertakes no obligation to publicly correct or update any forward-looking statement if it later becomes aware that such result is not likely to be achieved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

By:	/s/ Ram D. Wertheim
Ram D. Wertheim
Chief Legal Officer

Date: December 23, 2010